MERCER FUNDS

SUPPLEMENT

TO THE

PROSPECTUS

DATED JULY 31, 2024, AS SUPPLEMENTED

Mercer Core Fixed Income Fund

Mercer Opportunistic Fixed Income Fund

(each a “Fund” and collectively, the “Funds”)

The date of this Supplement is July 23, 2025.

The Board of Trustees of Mercer Funds has approved a change to the policy regarding the frequency of dividends and distributions of income for each of the Funds. Each Fund currently declares and distributes all of its net investment income, if any, on an annual basis. Effective as of August 1, 2025, each Fund will start declaring net investment income dividends daily and distributing such dividends, if any, on a monthly basis. Accordingly, effective as of August 1, 2025, the following change is made in the Prospectus of Mercer Funds:

The sub-section titled “Dividends and Distributions” under the section titled “Fund Distributions and Taxes” on page 107 of the Prospectus is deleted in its entirety and replaced with the following:

Dividends and Distributions

Distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund (except the Mercer Core Fixed Income Fund, Mercer Opportunistic Fixed Income Fund and Mercer Short Duration Fixed Income Fund) expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each of the Mercer Core Fixed Income Fund, Mercer Opportunistic Fixed Income Fund and Mercer Short Duration Fixed Income Fund expect to declare dividends daily and distribute dividends consisting of all of its net investment income, if any, to shareholders monthly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends. If you are a shareholder of a Fund, you will receive income dividends and capital gains distributions in additional shares of the Fund unless you notify the Adviser, your Service Agent, or the Transfer Agent in writing that you elect to receive them in cash. Distribution options may be changed by shareholders at any time by requesting a change in writing. All dividends and capital gains distributions paid to retirement plan shareholders will be automatically reinvested. Dividends and distributions are reinvested on the reinvestment date at the NAV determined at the close of business on that date.

Avoid “Buying A Dividend.” At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”